FINANCIAL STATEMENTS

SBL Variable Annuity Account I

Year Ended December 31, 2025

With Report of Independent Registered Public Accounting Firm

SBL Variable Annuity Account I

Financial Statements

Year Ended December 31, 2025

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Security Benefit Life Insurance Company and

Contract Owners of SBL Variable Annuity Account I

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts listed in the Appendix that comprise SBL Variable Annuity Account I (the Separate Account), as of December 31, 2025 and the related statements of operations and change in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2025, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Separate Account’s auditor since 1981.

Kansas City, Missouri

April 24, 2026

Appendix

Subaccounts comprising SBL Variable Annuity Account I

Subaccounts	Statements of operations and changes in net assets
Guggenheim Core Bond	For each of the two years in the period ended December 31, 2025
NAA Large Cap Value	For each of the two years in the period ended December 31, 2025
NAA Large Core	For each of the two years in the period ended December 31, 2025
NAA Mid Growth	For each of the two years in the period ended December 31, 2025

SBL Variable Annuity Account I

Statements of Net Assets

December 31, 2025

Subaccount	Number of Shares	Cost	Assets at Market Value	Total Assets	Uncollected Actuarial Risk Fee Payable	Net Assets	Units Outstanding	Unit Values
Guggenheim Core Bond	8,028	$145,922	$132,616	$132,616	$(3)	$132,613	8,027	$16.52
NAA Large Cap Value	150,433	6,535,868	6,602,487	6,602,487	(1,019)	6,601,468	150,533	43.89
NAA Large Core	631,595	13,001,114	14,690,904	14,690,904	(2,201)	14,688,703	632,296	23.26
NAA Mid Growth	5,550	200,848	210,183	210,183	(1,480)	208,703	5,538	37.87

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account I

Statements of Operations and Change in Net Assets

Years Ended December 31, 2025 and 2024, Except as Noted

	Guggenheim Core Bond	NAA Large Cap Value	NAA Large Core
Net assets as of December 31, 2023	$237,824	$6,329,168	$14,677,932

Investment income (loss):
Dividend distributions	9,560	85,828	414,693
Investment Expenses:
Mortality and expense risk and administrative charges	(1,752)	(51,461)	(121,534)

Net investment income (loss)	7,808	34,367	293,159

Increase (decrease) in net assets from operations:
Capital gain distributions	—	650,745	2,591,309
Realized capital gain (loss) on investments	(4,038)	90,147	276,763
Change in unrealized appreciation (depreciation)	(301)	(10,077)	269,581

Net gain (loss) on investments	(4,339)	730,815	3,137,653

Net increase (decrease) in net assets from operations	3,469	765,182	3,430,812

Contract owner transactions:
Variable annuity deposits	—	130	—
Terminations, withdrawals and annuity payments	(26,554)	(768,534)	(2,270,918)
Transfers between subaccounts, net	(1,068)	(48,785)	(102,172)
Maintenance charges and mortality adjustments	—	—	—

Increase (decrease) in net assets from contract transactions	(27,622)	(817,189)	(2,373,090)

Total increase (decrease) in net assets	(24,153)	(52,007)	1,057,722

Net assets as of December 31, 2024	$213,671	$6,277,161	$15,735,654

Investment income (loss):
Dividend distributions	7,661	46,212	22,426
Investment Expenses:
Mortality and expense risk and administrative charges	(1,339)	(50,650)	(113,148)

Net investment income (loss)	6,322	(4,438)	(90,722)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	801,934	401,692
Realized capital gain (loss) on investments	(11,889)	33,418	66,028
Change in unrealized appreciation (depreciation)	15,983	(41,999)	1,627,395

Net gain (loss) on investments	4,094	793,353	2,095,115

Net increase (decrease) in net assets from operations	10,416	788,915	2,004,393

Contract owner transactions:
Variable annuity deposits	—	28,330	140,349
Terminations, withdrawals and annuity payments	(91,440)	(490,439)	(3,109,875)
Transfers between subaccounts, net	(34)	(2,499)	(81,818)
Maintenance charges and mortality adjustments	—	—	—

Increase (decrease) in net assets from contract transactions	(91,474)	(464,608)	(3,051,344)

Total increase (decrease) in net assets	(81,058)	324,307	(1,046,951)

Net assets as of December 31, 2025	$132,613	$6,601,468	$14,688,703

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account I

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024, Except as Noted

NAA Mid Growth
Net assets as of December 31, 2023	$213,872

Investment income (loss):
Dividend distributions	6,064
Investment Expenses:
Mortality and expense risk and administrative charges	(1,869)

Net investment income (loss)	4,195

Increase (decrease) in net assets from operations:
Capital gain distributions	—
Realized capital gain (loss) on investments	456
Change in unrealized appreciation (depreciation)	30,235

Net gain (loss) on investments	30,691

Net increase (decrease) in net assets from operations	34,886

Contract owner transactions:
Variable annuity deposits	—
Terminations, withdrawals and annuity payments	(8,300)
Transfers between subaccounts, net	—
Maintenance charges and mortality adjustments	—

Increase (decrease) in net assets from contract transactions	(8,300)

Total increase (decrease) in net assets	26,586

Net assets as of December 31, 2024	$240,458

Investment income (loss):
Dividend distributions	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,737)

Net investment income (loss)	(1,737)

Increase (decrease) in net assets from operations:
Capital gain distributions	—
Realized capital gain (loss) on investments	(401)
Change in unrealized appreciation (depreciation)	2,151

Net gain (loss) on investments	1,750

Net increase (decrease) in net assets from operations	13

Contract owner transactions:
Variable annuity deposits	20,507
Terminations, withdrawals and annuity payments	(53,429)
Transfers between subaccounts, net	1,154
Maintenance charges and mortality adjustments	—

Increase (decrease) in net assets from contract transactions	(31,768)

Total increase (decrease) in net assets	(31,755)

Net assets as of December 31, 2025	$208,703

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account I

Notes to Financial Statements

December 31, 2025

1. Organization and Significant Accounting Policies

SBL Variable Annuity Account I (the Account) is a deferred variable annuity contract offered by Security Benefit Life Insurance Company (SBL). The Account is an investment company as defined by Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 946. The Account follows the accounting guidance as outlined in ASC 946. Purchase payments for the Account are allocated to one or more of the subaccounts that comprise the Account. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Guggenheim Core Bond	A	Security Investors, LLC	—
NAA Large Cap Value	Class A	Security Investors, LLC	—
NAA Large Core	Class A	Security Investors, LLC	—
NAA Mid Growth	Class A	Security Investors, LLC	—

SBL Variable Annuity Account I

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Four subaccounts are currently offered by the Account, all of which had activity.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

Investment Valuation

Investments in mutual fund shares are carried in the Statements of Net Assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2025 were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales
Guggenheim Core Bond	$8,526	$93,680
NAA Large Cap Value	879,984	547,598
NAA Large Core	1,588,167	4,329,986
NAA Mid Growth	21,610	53,693

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contractholders’ investments in the funds and the amounts reported in the Statements of Net Assets. The contractholder assumes all of the investment performance risk for the subaccounts selected.

Annuity Assets

Annuity Assets relate to contracts that have matured and are in the payout stage. Such assets are computed on the basis of published mortality tables using assumed interest rates that will provide assets as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity assets, and any resulting adjustment is either charged or credited to SBL and not to the Account.

The annuity assets for December 31, 2025 by subaccount are as follows:

Subaccount	Annuity Assets
Guggenheim Core Bond	$931
NAA Large Cap Value	202,925
NAA Large Core	358,545

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

SBL Variable Annuity Account I

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Account invests in shares of open-end mutual funds, which process contractholders directed purchases, sales and transfers on a daily basis at the funds’ computed NAVs. The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

Segment Disclosures

An operating segment is defined in ASC Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is Brian Beckett, Chief Financial Officer. The subaccount represents a single operating segment, as the CODM monitors the operating results of the subaccount and as a whole, the subaccount’s long-term strategic asset allocation is pre-determined based on a defined investment strategy. The net increase (decrease) in net assets from operations, which is used by the CODM to assess the segment’s performance is consistent with that presented within the subaccount’s financial statements. Segment assets are reflected on the accompanying Statements of Net Assets as “Net Assets” and significant segment expenses are listed on the accompanying Statements of Operations and Change in Net Assets.

2. Variable Annuity Contract Charges

Mortality and Expense Risk Charge: Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 0.795% of the net asset value of each contract, of which 0.675% is for assuming mortality risks and the remainder is for assuming expense risks. During the accumulation period, the mortality and expense risk fee is assessed daily and accrued as a liability to the contract. The liability is presented on the Statements of Net Assets as Uncollected Actuarial Risk Fee Payable. The accrued actuarial risk fee is deducted from each contract upon (a) annuitization of variable account funds, (b) each total withdrawal of a variable account, and (c) each calendar year end. The deduction is based on the daily value of the Account, and equivalent to 0.795% on an annual basis. These charges are presented as expenses on the Statements of Operations and Change in Net Assets under Mortality and expense risk and administrative charges line item.

SBL Variable Annuity Account I

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

Premium Tax Charge: When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

SBL Variable Annuity Account I

Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2025 and 2024 were as follows:

	2025			2024
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

Subaccount
Guggenheim Core Bond	531	(5,801)	(5,270)	586	(1,756)	(1,170)
NAA Large Cap Value	20,081	(11,986)	8,095	15,957	(17,348)	(1,391)
NAA Large Core	77,778	(208,415)	(130,637)	138,995	(103,613)	35,382
NAA Mid Growth	581	(1,499)	(918)	161	(270)	(109)

SBL Variable Annuity Account I

Notes to Financial Statements (continued)

4. Financial Highlights

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2025 were as follows:

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)
Guggenheim Core Bond
2025	8,027	16.52	132,613	4.42	0.795	2.80
2024	13,297	16.07	213,671	0.04	0.795	(1.83)
2023	14,467	16.37	237,824	0.04	0.795	2.38
2022	15,453	15.99	247,946	0.03	0.795	(18.71)
2021	19,694	19.67	388,089	0.02	0.795	(4.19)
NAA Large Cap Value
2025	150,533	43.89	6,601,468	0.72	0.795	(0.43)
2024	142,438	44.08	6,277,161	0.01	0.795	0.50
2023	143,829	43.86	6,329,168	0.01	0.795	(2.94)
2022	139,258	45.19	6,290,542	0.01	0.795	(9.89)
2021	134,589	50.15	6,759,933	0.01	0.795	18.67
NAA Large Core
2025	632,296	23.26	14,688,703	0.15	0.795	12.75
2024	762,933	20.63	15,735,654	0.03	0.795	2.28
2023	727,551	20.17	14,677,932	0.03	0.795	23.59
2022	812,953	16.32	13,260,899	0.01	0.795	(43.69)
2021	659,002	28.98	19,107,335	0.00	0.795	22.54
NAA Mid Growth
2025	5,538	37.87	208,703	—	0.795	1.86
2024	6,456	37.18	240,458	0.03	0.795	14.29
2023	6,565	32.53	213,872	0.03	0.795	23.50
2022	6,695	26.34	176,621	0.00	0.795	(48.52)
2021	4,740	51.17	242,910	—	0.795	6.29

(1)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Average net assets is a simple average of net assets and will not reflect offsetting changes in net assets occurring within a year. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

SBL Variable Annuity Account I

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

(2)

These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to the unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4)	Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contractholders.

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.